Exhibit 99.1

LETTER OF TRANSMITTAL AND CONSENT

Offer for all Outstanding

5% Convertible Promissory Notes due 2009

in Exchange for the

3.50% Convertible Senior Notes due 2011

which will be Registered under

the Securities Act of 1933, as Amended,

Prior to Closing

of

Oscient Pharmaceuticals Corporation

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON APRIL 25, 2007 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. EACH HOLDER OF EXISTING 2009 NOTES, BY EXECUTING AND DELIVERING A LETTER OF TRANSMITTAL AND CONSENT, WILL CONSENT TO THE PROPOSED AMENDMENTS SET FORTH HEREIN TO THE NOTE AMENDMENT AND EXCHANGE AGREEMENT GOVERNING THE EXISTING 2009 NOTES. THE PROPOSED AMENDMENTS WILL TAKE EFFECT IMMEDIATELY PRIOR TO THE CLOSING OF THE EXCHANGE OFFER, PROVIDED THAT HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE EXISTING 2009 NOTES TENDER IN THE EXCHANGE OFFER.

Delivery To:

U.S. Bank National Association

Exchange Agent

For 5% Convertible Promissory Notes due 2009

By Mail or Overnight Courier: U.S. Bank National Association Attn. Specialized Finance 60 Livingston Avenue St. Paul, MN 55107

By Facsimile Transmission: (651) 495-8158

Confirm by Telephone: (651) 495-3511

For Information with respect to the Exchange Offer call: Georgeson Inc. 17th Street, 10th Floor New York, New York 10004

Banks and Brokers Call Collect: (212) 440-9800 Call Toll Free: (888) 549-6633

For Indications of Interest in purchasing additional Convertible Senior Notes call: (415) 985-5141 Attention: Simon Manning or Brian Sullivan

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the Preliminary Prospectus, dated March 29, 2007 (the “Prospectus”), of Oscient Pharmaceuticals Corporation, a Massachusetts corporation (the “Company”), and this Letter of Transmittal and Consent, which together constitute (a) the Company’s offer to exchange (the “Exchange Offer”) the Company’s 3.50% Convertible Senior Notes due 2011 (the “New Notes”), for an aggregate principal amount of up to $22,310,000 of the Company’s issued and outstanding 5% Convertible Promissory Notes due 2009 (the “Existing 2009 Notes”) and accrued and unpaid interest on the Existing 2009 Notes from the registered holders thereof (the “Holders”), and (b) the Company’s solicitation of consents (the “Consents”) to certain amendments (the “Proposed Amendments”), as set forth herein and in the Prospectus, to the note amendment and exchange agreement, dated as of November 17, 2003, among GeneSoft Pharmaceuticals, Inc., Genome Therapeutics Corp. and certain Holders named therein (the “2009 Note Agreement”).

Persons in whose names Existing 2009 Notes are registered on the books of the registrar for the Existing 2009 Notes who, prior to the Expiration Date, tender Existing 2009 Notes pursuant to the Exchange Offer will be deemed, by their acceptance of the Exchange Offer, to consent to the Proposed Amendments. Holders may not deliver Consents without tendering their Existing 2009 Notes in the Exchange Offer, nor may Holders tender their Existing 2009 Notes in the Exchange Offer without delivering Consents. Holders who validly tender their Existing 2009 Notes pursuant to the Exchange Offer will be deemed to have delivered their Consents by such tender. A Holder may not revoke their Consent without withdrawing the previously tendered Existing 2009 Notes to which such Consent relates.

For each Existing 2009 Note in principal amount of $1,000 accepted for exchange, the Holder of such Note will receive $1,300 in principal amount of New Notes. Holders of Existing 2009 Notes will receive additional New Notes in exchange for accrued and unpaid interest on any Existing 2009 Notes accepted in the Exchange Offer. The New Notes will bear interest from the date of issuance. Accordingly, holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance.

Up to $30,000,000 aggregate principal amount of additional New Notes are being offered pursuant to the new money offering. See the “The New Money Offering” section of the Prospectus.

HOLDERS WHO ARE INTERESTED IN INDICATING INTEREST FOR ADDITIONAL NEW NOTES IN THE NEW MONEY OFFERING SHOULD GIVE THEIR INDICATIONS OF INTEREST DIRECTLY TO PIPER JAFFRAY & CO. AT (415) 985-5141 ATTENTION: SIMON MANNING OR BRIAN SULLIVAN.

The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer at its discretion. The Company shall notify the Holders of the Existing 2009 Notes of any extension promptly by oral or written notice thereof.

Please read this entire Letter of Transmittal and Consent and the Prospectus carefully before checking any box below. The instructions included in this Letter of Transmittal and Consent must be followed.

To properly complete this Letter of Transmittal and Consent, a Holder must:

•	complete the box entitled “Description of Existing 2009 Notes;”

•	check one of the boxes relating to the delivery of the Existing 2009 Notes;

•	sign this Letter of Transmittal and Consent by completing the box entitled “Please Sign Here;”

•	if appropriate, check and complete the boxes relating to the “Special Payment or Issuance Instructions” and “Special Delivery Instructions;” and

•	complete the Substitute Form W-9.

This Letter of Transmittal and Consent is to be completed by Holders if certificates representing their Existing 2009 Notes are to be physically delivered to the Exchange Agent herewith. Pursuant to the terms herein and in the Prospectus, the completion, execution and delivery of this Letter of Transmittal and Consent will be deemed to constitute a Consent to the Proposed Amendments.

This Letter of Transmittal and Consent and Existing 2009 Notes should be sent only to the Exchange Agent and should not be sent to the Company, the Information Agent or the Dealer Manager. In order to ensure participation in the Exchange Offer, Existing 2009 Notes must be properly tendered prior to the Expiration Date.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. The completion, execution and delivery of this Letter of Transmittal and Consent constitutes a Consent to the Proposed Amendments. Holders may not deliver Consents without tendering their Existing 2009 Notes, nor may Holders tender their Existing 2009 Notes in the Exchange Offer without delivering Consents.

List in the sections provided below each issue of Existing 2009 Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing 2009 Notes should be listed and attached on a separate schedule.

DESCRIPTION OF EXISTING 2009 NOTES	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Note Certificate Number(s)	Aggregate Principal Amount of Existing 2009 Note(s)	Principal Amount Tendered*

	Total

*  Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing 2009 Notes represented by the Existing 2009 Notes indicated in column 2. See Instruction 2. Existing 2009 Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

The numbers and addresses of the holders should be printed exactly as they appear on the certificate representing Existing 2009 Notes tendered hereby.

☐	CHECK HERE IF TENDERED EXISTING 2009 NOTES ARE ENCLOSED HEREWITH.

Name of Tendering Institution

Account Number                                                                   Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING 2009 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

For Book Entry Transfer, Complete the Following:

Account Number                                                                   Transaction Code Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Only Holders are entitled to tender their Existing 2009 Notes in the Exchange Offer and to consent to the Proposed Amendments in the solicitation.

A HOLDER WHO, PRIOR TO THE EXPIRATION DATE, TENDERS NOTES PURSUANT TO THE EXCHANGE OFFER WILL BE DEEMED, BY ACCEPTANCE OF THE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the aggregate principal amount of Existing 2009 Notes indicated above and consents to the Proposed Amendments. Subject to, and effective upon, the acceptance for exchange of the Existing 2009 Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Existing 2009 Notes as are being tendered hereby.

The undersigned understands that tenders of Existing 2009 Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by purchaser will constitute a binding agreement between the undersigned and purchaser.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Existing 2009 Notes, with full power of substitution, among other things, to cause the Existing 2009 Notes to be assigned, transferred and exchanged and to execute any writing necessary in connection with the Consent given hereby. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing 2009 Notes and to acquire New Notes issuable upon the exchange of such tendered Existing 2009 Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. Execution and delivery of this Letter of Transmittal and Consent will also be a valid Consent to the Proposed Amendments.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing 2009 Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and Consent and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers – Withdrawal Rights” section of the Prospectus.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING ONE OR MORE OF THE SECTIONS ENTITLED “DESCRIPTION OF EXISTING 2009 NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND CONSENT, WILL BE DEEMED TO HAVE TENDERED THE EXISTING 2009 NOTES AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please return any certificates representing Existing 2009 Notes not accepted for exchange, in the name(s) of the Holder(s) appearing under “Description of Existing 2009 Notes.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please return any certificates representing Existing 2009 Notes not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the Holder(s) appearing under “Description of Existing 2009 Notes.” In the event that the “Special Delivery Instructions” herein are completed, please return any certificates representing Existing 2009 Notes not accepted for exchange (and any accompanying documents, as appropriate) in the name of, and return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Existing 2009 Notes not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail unexchanged Existing 2009 Notes to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Complete Substitute Form W-9)

☐        Credit New Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT OR A FACSIMILE HEREOF (TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying Substitute Form W-9 below)

x x (Signatures(s) of Owner(s))	(Date)

Area Code and Telephone Number:

If a Holder is tendering any Existing 2009 Notes, this Letter of Transmittal and Consent must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing 2009 Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If required by Instruction 3) Signature(s) Guaranteed by an Eligible Institution: (Authorized Signature) (Title) (Name and Firm) Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the

Outstanding 5% Convertible Promissory Notes due 2009

in Exchange for the 3.50% Convertible Senior Notes due 2011

Which Will be Registered Under The Securities Act of 1933, as Amended, Prior to Closing

of

Oscient Pharmaceuticals Corporation

1. Delivery of this Letter of Transmittal and Consent; Guaranteed Delivery Procedures. This Letter of Transmittal and Consent is to be completed by Holders if certificates representing the Existing 2009 Notes are to be physically delivered to the Exchange Agent herewith by such Holders for tenders that are made pursuant to the procedures for physical delivery set forth in “The Exchange Offers – Procedures for Tendering Existing 2009 Notes” section of the Prospectus. All physically delivered Existing 2009 Notes, as well as a properly completed and duly executed Letter of Transmittal and Consent (or manually signed facsimile hereof), and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing 2009 Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

Holders who cannot complete the procedure for book-entry transfer on a timely basis, whose certificates representing Existing 2009 Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing 2009 Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offers – Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”), (ii) prior to 11:59 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal and Consent (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder and the amount of Existing 2009 Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the Expiration Date, the certificates or a Book-Entry Confirmation and any other documents requested by this Letter of Transmittal and Consent will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates or a Book Entry Confirmation and all other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent within three Nasdaq trading days after the Expiration Date.

The delivery of the Existing 2009 Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See “The Exchange Offers” section of the Prospectus.

2. Signatures on this Letter of Transmittal and Consent; Bond Powers and Endorsements; Guarantee of Signatures. Signatures on this Letter of Transmittal and Consent need not be guaranteed if the Existing 2009 Notes tendered hereby are tendered by the Holder(s) thereof, unless such Holder has completed the box entitled “Special Delivery Instructions” above.

If any tendered Existing 2009 Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal and Consent.

If any tendered Existing 2009 Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent as there are different registrations.

When this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Existing 2009 Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Letter of Transmittal and Consent or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by an Eligible Institution.

3. Special Delivery Instructions. If certificates representing Existing 2009 Notes not accepted for exchange are to be returned to a person other than the person(s) signing this Letter of Transmittal and Consent, or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal and Consent, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal and Consent should be completed.

4. Taxpayer Identification Number. U.S. federal income tax law generally requires that a tendering Holder who is a U.S. person and whose Existing 2009 Notes are accepted for exchange must provide the Exchange Agent (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 included below or establish another basis for exemption from U.S. backup withholding. In the case of a tendering Holder who is an individual, such individual’s TIN is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption from backup withholding, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering Holder of Existing 2009 Notes. Backup withholding is not an additional tax. Rather, the U.S. federal income taxes payable by persons subject to backup withholding will be reduced by the amount of any backup withholding tax that is withheld provided that required information is provided to the Internal Revenue Service (“IRS”). If such withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS.

Certain Holders of Existing 2009 Notes are exempt and not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9” (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering Holder of Existing 2009 Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, (A) that the TIN provided is correct (or that such Holder is awaiting a TIN), (B) that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (C) that the Holder is a U.S. person (including a U.S. resident alien). A tendering Holder who is not a U.S. person must provide the Exchange Agent with the appropriate, properly completed Form W-8: Certificate of Foreign Status in order to avoid withholding. These forms may be obtained from the Exchange Agent. If the Existing 2009 Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN, and write “applied for” in lieu of its TIN in Part I of the Substitute Form W-9. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to provide a TIN before you are subject to backup withholding on payments. The

60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing 2009 Notes to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Existing 2009 Notes. If, however, New Notes and/or substitute Existing 2009 Notes not exchanged are to be registered or issued in the name of any person other than the registered Holder of the Existing 2009 Notes tendered hereby, or if tendered Existing 2009 Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing 2009 Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Consents to Proposed Amendments.

In connection with the Exchange Offer, the Company is seeking consent from Holders to amend the 2009 Note Agreement. The Proposed Amendments will take effect immediately prior to the closing of the Exchange Offer, provided that holders of a majority in aggregate principal amount of the Existing 2009 Notes tender. If the Exchange Offer is terminated or withdrawn, the validly tendered Existing 2009 Notes are not accepted for payment, or if less than a majority in principal amount of the Existing 2009 Notes are tendered, the Proposed Amendments will not become operative. Each Holder, by executing and delivering a Letter of Transmittal and Consent, will consent to the Proposed Amendments.

The Proposed Amendments are set forth below. Capitalized terms not defined in this section have the respective meanings set forth in the 2009 Note Agreement, a copy of which is available from the information agent upon a Holder’s request.

The Proposed Amendments would delete or amend the following covenants and references thereto from the 2009 Note Agreement as well as the events of default related to such covenants, and the definitions relating to such covenants:

9.1.4. Limitation on Indebtedness. [Add: Intentionally Omitted.] [Delete: Parent shall not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness, other than Permitted Indebtedness (as defined below), having a maturity date prior to six (6) months after the Maturity Date without the consent of the Required Holders, such consent not to be unreasonably withheld. “Permitted Indebtedness” means: (i) Indebtedness set forth on Parent’s balance sheet dated September 27, 2003, as filed with Parent’s quarterly report on Form 10-Q for its quarter ended September 27, 2003; (ii) Indebtedness set forth on the Company’s balance sheet dated September 30, 2003; (iii) Indebtedness secured by liens described in clause (iv) of the definition of Permitted Liens below; and (iv) other Indebtedness of the Company in an aggregate principal amount at any time outstanding not to exceed $5 million.]

9.1.5. Creation of Liens. [Add: Intentionally Omitted.] [Delete: Until the full satisfaction of the Parent Notes, other than Permitted Liens (as defined below), Parent will not create or permit to be created any liens in or on Parent’s tangible or intangible assets. “Permitted Liens” means: (i) liens securing equipment indebtedness; (ii) liens imposed by law, such as carriers’, warehousemen’s, materialmen’s and mechanics’ liens, or liens arising out of judgments or awards against Parent with respect to which Parent at the time shall currently be prosecuting an appeal or proceedings for review; (iii) liens for taxes not yet subject to penalties for nonpayment and liens for taxes the payment of which is being contested in good faith and by appropriate proceedings and for which, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Parent; (iv) liens (A) upon or in any equipment acquired or held by Parent to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment and other equipment financed by the holder of such lien; (v) liens consisting of leases or subleases and licenses and sublicenses granted to others in the ordinary course of Parent’s business not interfering in any material respect with the business of Parent and any interest or title of a lessor or licensor under any lease or license, as applicable; (vi) liens to secure any license granted by Parent, provided, that such lien is confined solely to the property that is the subject of the license; (vii) liens incurred or deposits made in the ordinary course of Parent’s business in connection with worker’s compensation, unemployment insurance, social security and other like laws; (viii) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and (ix) liens to which the Required Holders expressly consent to in writing.]

A valid Consent to the Proposed Amendments may be given only by the Holder or such Holder’s attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Letter of Transmittal and Consent on such Holder’s behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder.

7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus in accordance with applicable law.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing 2009 Notes, by execution of this Letter of Transmittal and Consent, shall waive any right to receive notice of the acceptance of their Existing 2009 Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing 2009 Notes nor shall any of them incur any liability for failure to give any such notice.

9. Withdrawal Rights; Revocation of Consents. Tenders of Existing 2009 Notes may be withdrawn (i) at any time prior to 11:59 p.m., New York City time, on the Expiration Date or (ii) at any time after May 25, 2007 if the Company has not accepted the tendered Existing 2009 Notes for exchange by that date.

For a withdrawal of a tender of Existing 2009 Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 11:59 p.m., New York City time, on the Expiration Date or at any time after , 2007 if the Company has not accepted the tendered Existing 2009 Notes for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing 2009 Notes to be withdrawn (the “Depositor”), (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing 2009 Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing 2009 Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal and Consent by which such Existing 2009 Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee, with respect to the Existing 2009 Notes, register the transfer of such Existing 2009 Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing 2009 Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company. Any Existing 2009 Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing 2009 Notes so withdrawn are validly retendered. Any Existing 2009 Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder as soon as practicable following the later of the Expiration Date or, if no Existing 2009 Notes are exchanged thereunder, the termination of the Exchange Offer. Properly withdrawn Existing 2009 Notes may be retendered by following the procedures described above at any time on or prior to 11:59 p.m., New York City time, on the Expiration Date.

A valid withdrawal of tendered Existing 2009 Notes prior to the Expiration Date shall not be deemed a revocation of the related Consent. If, prior to the Expiration Date, a Holder withdrawing Existing 2009 Notes also determines to revoke the Consent related thereto, the Holder must expressly request the revocation of such Consent in the notice of withdrawal described in this Instruction 9. Consents may be revoked at any time prior to 11:59 p.m., New York City time, on the Expiration Date, but Consents may not be revoked without withdrawing the previously tendered Existing 2009 Notes from the Exchange Offer. If Consents previously delivered are also to be revoked, the notice of withdrawal described in this Instruction 9 must contain the description of the Existing 2009 Notes (including certificate number, if applicable) as to which Consents are to be revoked.

10. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Existing 2009 Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent for further instructions.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering and requests for Notices of Guaranteed Delivery may be directed to the Exchange Agent, at the address and telephone number indicated above. Requests for additional copies of the Prospectus, this Letter of Transmittal and Consent and other related documents may be directed to the information agent, Georgeson Inc. (the “Information Agent”), at the following address and telephone numbers:

17 State St., 10th Floor New York, NY 10004

Banks and Brokers Call Collect: (212) 440-9800 Call Toll Free: (888) 549-6633

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Payer.

For this type of account	Give the SOCIAL SECURITY number of—	For this type of account	Give the EMPLOYER IDENTIFICATION number of—
1. Individual	The individual	1. Sole proprietorship or single member LLC	The owner (3)

		2. A valid trust, estate, or pension trust	The legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	3. Corporate or LLC electing corporate status on IRS Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	4. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	5. Partnership or multi- member LLC	The partnership

b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	6. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single member limited liability company (“LLC”)	The owner (3)	7. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	If you are an individual, you must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service “IRS” (web site at www.irs.gov).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
•	The United States or any agency or instrumentality thereof.
•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A financial institution.
•	A corporation.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A middleman known in the investment community as a nominee or custodian.
•	A trust exempt from tax under section 664 or described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR NAME AND TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT FROM BACKUP WITHHOLDING” BOX, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Exchange Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.

Privacy Act Notice. Section 6109 requires you to give correct taxpayer identification numbers to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce non-tax criminal laws, or federal law enforcement and intelligence agencies to combat terrorism.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Name

Business Name, if different from above:

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Partnership ☐ Exempt from Backup Withholding	☐ Corporation ☐ Other

☐ Exempt from Backup Withholding

Address:
Substitute Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	PART I – please provide your TIN in the box at right and certify by signing and dating below	Social Security Number or Employer Identification Number (if awaiting TIN write “Applied For”)
Part II – For payees exempt from backup withholding, see the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Certification: Under penalties of perjury, I certify that:

(1)    The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for Taxpayer Identification Number to issued to me);

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
CERTIFICATION INSTRUCTIONS – You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature: Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 28% backup withholding until I provide a properly certified taxpayer identification number.

Signature                                                                                                Date

LETTER OF TRANSMITTAL

Offer for all Outstanding

3 1/2% Senior Convertible Notes due 2011

(CUSIP Numbers 68812R AA3, 68812R AB1)

in Exchange for the

3.50% Convertible Senior Notes due 2011

which will be Registered under

the Securities Act of 1933, as Amended,

Prior to Closing

of

Oscient Pharmaceuticals Corporation

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON APRIL 25, 2007 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:

U.S. Bank National Association

Exchange Agent

For 3 1/2% Senior Convertible Notes due 2011

By Mail or Overnight Courier:

U.S. Bank National Association

Attn. Specialized Finance

60 Livingston Avenue

St. Paul, MN 55107

By Facsimile Transmission:

(651) 495-8158

Confirm by Telephone:

(651) 495-3511

For Information with respect to the Exchange Offer call:

Georgeson Inc.

17th Street, 10th Floor

New York, New York 10004

Banks and Brokers Call Collect: (212) 440-9800

Call Toll Free: (888) 549-6633

For Indications of Interest in purchasing additional Convertible Senior Notes call:

(415) 985-5141

Attention: Simon Manning or Brian Sullivan

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the Preliminary Prospectus, dated March 29, 2007 (the “Prospectus”), of Oscient Pharmaceuticals Corporation, a Massachusetts corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) up to $152,750,000 aggregate principal amount of the Company’s 3.50% Convertible Senior Notes due 2011 (the “New Notes”), for an aggregate principal amount of up to $152,750,000 of the Company’s issued and outstanding 3 1/2% Senior Convertible Notes due 2011 (the “Existing 2011 Notes”) from the registered holders thereof (the “Holders”).

For each Existing 2011 Note in principal amount of $1,000 accepted for exchange, the Holder of such Note will receive $1,000 in principal amount of New Notes. The New Notes will bear interest from the date of issuance. Accordingly, holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance.

Up to $30,000,000 aggregate principal amount of additional New Notes are being offered pursuant to the new money offering. See the “The New Money Offering” section of the Prospectus.

HOLDERS WHO ARE INTERESTED IN INDICATING INTEREST FOR ADDITIONAL NEW NOTES IN THE NEW MONEY OFFERING SHOULD GIVE THEIR INDICATIONS OF INTEREST DIRECTLY TO PIPER JAFFRAY & CO. AT (415) 985-5141 ATTENTION: SIMON MANNING OR BRIAN SULLIVAN.

This Letter is to be completed by a Holder and tender of Existing 2011 Notes is to be made by book entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offers – Procedures for Tendering Existing 2011 Notes” section of the Prospectus. Holders who are unable to deliver confirmation of the book entry tender of their Existing 2011 Notes into the Exchange Agent’s account at the Book Entry Transfer Facility (a “Book Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date must tender their Existing 2011 Notes according to the guaranteed delivery procedures set forth in “The Exchange Offers – Guaranteed Delivery Procedures” section of the Prospectus. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer at its discretion. The Company shall notify the Holders of the Existing 2011 Notes of any extension promptly by oral or written notice thereof.

Please read this entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included in this Letter of Transmittal must be followed.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED, WITH SIGNATURE GUARANTEE IF REQUIRED AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List in the sections provided below each issue of Existing 2011 Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing 2011 Notes should be listed and attached on a separate schedule.

DESCRIPTION OF EXISTING 2011 NOTES	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Note Certificate Number(s)*	Aggregate Principal Amount of Existing 2011 Note(s)	Principal Amount Tendered**	CUSIP Number

	Total

*       Need not be completed by holders tendering by book-entry transfer.

**     Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing 2011 Notes represented by the Existing 2011 Notes indicated in column 2. See Instruction 2. Existing 2011 Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

The numbers and addresses of the holders should be printed exactly as they appear on the certificate representing Existing 2011 Notes tendered hereby.

☐	CHECK HERE IF TENDERED EXISTING 2011 NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number                                                               Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING 2011 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

For Book Entry Transfer, Complete the Following:

Account Number Transaction Code Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the aggregate principal amount of Existing 2011 Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing 2011 Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Existing 2011 Notes as are being tendered hereby.

The undersigned understands that tenders of Existing 2011 Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by purchaser will constitute a binding agreement between the undersigned and purchaser.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Existing 2011 Notes, with full power of substitution, among other things, to cause the Existing 2011 Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing 2011 Notes and to acquire New Notes issuable upon the exchange of such tendered Existing 2011 Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing 2011 Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers – Withdrawal Rights” section of the Prospectus.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING ONE OR MORE OF THE SECTIONS ENTITLED “DESCRIPTION OF EXISTING 2011 NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING 2011 NOTES AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above which is maintained at the Book Entry Transfer Facility.

SPECIAL ISSUANCE INSTRUCTION

(See Instructions 3 and 4)

To be completed ONLY if Existing 2011 Notes not accepted for exchange or New Notes are to be returned by credit to an account maintained at the Book Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or unexchanged Existing 2011 Notes to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Complete Substitute Form W-9)

☐        Credit New Notes and/or unexchanged Existing 2011 Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying Substitute Form W-9 below)

x x (Signatures(s) of Owner(s))	(Date)

Area Code and Telephone Number:

If a Holder is tendering any Existing 2011 Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing 2011 Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If required by Instruction 3) Signature(s) Guaranteed by an Eligible Institution: (Authorized Signature) (Title) (Name and Firm) Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the

Outstanding 3 1/2% Senior Convertible Notes due 2011

(CUSIP Numbers 68812R AA3 68812R AB1)

in Exchange for the

3.50% Convertible Senior Notes due 2011

Which Will be Registered Under

The Securities Act of 1933, as Amended,

Prior to Closing

of

Oscient Pharmaceuticals Corporation

1. Delivery of this Letter; Guaranteed Delivery Procedures. This Letter, or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, is to be completed by Holders of Existing 2011 Notes for tenders that are made pursuant to the procedures for delivery by book entry transfer set forth in “The Exchange Offers – Procedures for Tendering Existing 2011 Notes” section of the Prospectus. Book-Entry Confirmation, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing 2011 Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing 2011 Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offers – Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”), (ii) prior to 11:59 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder and the amount of Existing 2011 Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the Expiration Date, a Book-Entry Confirmation and any other documents requested by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three Nasdaq trading days after the Expiration Date.

The delivery of the Existing 2011 Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See “The Exchange Offers” section of the Prospectus.

2. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the Existing 2011 Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing 2011 Notes in the Book-Entry Transfer Facility System without any change whatsoever.

If any tendered Existing 2011 Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Existing 2011 Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder(s) of the Existing 2011 Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by an Eligible Institution.

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing 2011 Notes are tendered: (i) by a registered Holder of Existing 2011 Notes (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Existing 2011 Notes) who has not completed the box entitled “Special Issuance Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance Instructions. Holders tendering Existing 2011 Notes by book-entry transfer may request that Existing 2011 Notes not exchanged be credited to such account maintained at the Book Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing 2011 Notes not exchanged will be credited to the proper account maintained at The Depository Trust Company. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Taxpayer Identification Number. U.S. federal income tax law generally requires that a tendering Holder who is a U.S. person and whose Existing 2011 Notes are accepted for exchange must provide the Exchange Agent (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 included below or establish another basis for exemption from U.S. backup withholding. In the case of a tendering Holder who is an individual, such individual’s TIN is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption from backup withholding, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering Holder of Existing 2011 Notes. Backup withholding is not an additional tax. Rather, the U.S. federal income taxes payable by persons subject to backup withholding will be reduced by the amount of any backup withholding tax that is withheld provided that required information is provided to the Internal Revenue Service (“IRS”). If such withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS.

Certain Holders of Existing 2011 Notes are exempt and not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering Holder of Existing 2011 Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, (A) that the TIN provided is correct (or that such Holder is awaiting a TIN), (B) that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (C) that the Holder is a U.S. person (including a U.S. resident alien). A tendering Holder who is not a U.S. person must provide the Exchange Agent with the appropriate, properly completed Form W-8: Certificate of Foreign Status in order to avoid withholding. These forms may be obtained from the Exchange Agent. If the Existing 2011 Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN, and write “applied for” in lieu of its TIN in Part I of the Substitute Form W-9. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to provide a TIN before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing 2011 Notes to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Existing 2011 Notes. If, however, New Notes and/or substitute Existing 2011 Notes not exchanged are to be registered or issued in the name of any person other than the registered Holder of the Existing 2011 Notes tendered hereby, or if tendered Existing 2011 Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing 2011 Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus in accordance with applicable law.

7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing 2011 Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing 2011 Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing 2011 Notes nor shall any of them incur any liability for failure to give any such notice.

8. Withdrawal Rights. Tenders of Existing 2011 Notes may be withdrawn (i) at any time prior to 11:59 p.m., New York City time, on the Expiration Date or (ii) at any time after May 25, 2007 if the Company has not accepted the tendered Existing 2011 Notes for exchange by that date.

For a withdrawal of a tender of Existing 2011 Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 11:59 p.m., New York City time, on the Expiration Date or at any time after , 2007 if the Company has not accepted the tendered Existing 2011 Notes for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing 2011 Notes to be withdrawn (the “Depositor”), (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing 2011 Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing 2011 Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing 2011 Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee, with respect to the Existing 2011 Notes, register the transfer of such Existing 2011 Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing 2011 Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company. Any Existing 2011 Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing 2011 Notes so withdrawn are validly retendered. Any Existing 2011 Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent’s account at the Book Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offers – Procedures for Tendering Existing 2011 Notes” section of the Prospectus. Such Existing 2011 Notes will be credited to an account maintained with the Book Entry Transfer Facility for the Existing 2011 Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing 2011 Notes may be retendered by following the procedures described above at any time on or prior to 11:59 p.m., New York City time, on the Expiration Date.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering and requests for Notices of Guaranteed Delivery may be directed to the Exchange Agent, at the address and telephone number indicated above. Requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the information agent, Georgeson Inc. (the “Information Agent”), at the following address and telephone numbers:

17 State St., 10th Floor

New York, NY 10004

Banks and Brokers Call Collect: (212) 440-9800

Call Toll Free: (888) 549-6633

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Payer.

For this type of account	Give the SOCIAL SECURITY number of—	For this type of account	Give the EMPLOYER IDENTIFICATION number of—

1. Individual	The individual	1. Sole proprietorship or single member LLC	The owner (3)

		2. A valid trust, estate, or pension trust	The legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	3. Corporate or LLC electing corporate status on IRS Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	4. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	5. Partnership or multi- member LLC	The partnership

b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	6. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single member limited liability company (“LLC”)	The owner (3)	7. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	If you are an individual, you must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service “IRS” (web site at www.irs.gov).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
•	The United States or any agency or instrumentality thereof.
•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A financial institution.
•	A corporation.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A middleman known in the investment community as a nominee or custodian.
•	A trust exempt from tax under section 664 or described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections

6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR NAME AND TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT FROM BACKUP WITHHOLDING” BOX, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Exchange Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.

Privacy Act Notice. Section 6109 requires you to give correct taxpayer identification numbers to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Name

Business Name, if different from above:

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Partnership	☐ Corporation ☐ Other

☐ Exempt from Backup Withholding

Address:
Substitute Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	PART I – please provide your TIN in the box at right and certify by signing and dating below	Social Security Number or Employer Identification Number (if awaiting TIN write “Applied For”)
Part II – For payees exempt from backup withholding, see the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Certification: Under penalties of perjury, I certify that:

(1)    The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for Taxpayer Identification Number to issued to me);

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
CERTIFICATION INSTRUCTIONS – You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature: Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 28% backup withholding until I provide a properly certified taxpayer identification number.

Signature                                                                                               Date